                                                               EXHIBIT (a)(1)(C)
                         Notice of Guaranteed Delivery
                                   to Tender
                             Shares of Common Stock
                                       of
                          SilverStream Software, Inc.
                                       at
                              $9.00 Net Per Share
             Pursuant to the Offer to Purchase Dated June 18, 2002
                                       by
                              Delaware Planet Inc.
                          a wholly-owned subsidiary of

                                  Novell, Inc.

     This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if certificates evidencing shares of common stock, par value $0.001 per share (the "Shares"), of SilverStream Software, Inc., a Delaware corporation (the "Company"), are not immediately available, or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach Mellon Investor Services LLC (the "Depositary") on or prior to the Expiration Date (as defined in the Offer to Purchase dated June 18, 2002 (the "Offer to Purchase")). This Notice of Guaranteed Delivery may be delivered by hand or facsimile transmission or mail to the Depositary. See "The Offer -- Procedure for Tendering Shares" of the Offer to Purchase.

                        The Depositary for the Offer is:

                          MELLON INVESTOR SERVICES LLC

           By Mail:                        By Hand:                  By Overnight Courier:
         P.O. Box 3301                   120 Broadway              Reorganization Department
       South Hackensack,                  13th Floor                  85 Challenger Road
       New Jersey 07606            New York, New York 10271           Mail Stop -- Reorg
                                                                  Ridgefield Park, New Jersey
                                                                             07660

                           By Facsimile Transmission:
                       (For Eligible Institutions Only):
                                 (201) 296-4293

                              To Confirm Fax Only:
                                 (201) 296-4860

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN
 AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER
       OTHER THAN AS LISTED ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     The undersigned hereby tenders to Delaware Planet Inc., a Delaware corporation and a wholly-owned subsidiary of Novell, Inc., a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated June 18, 2002 (the "Offer to Purchase") and the related Letter of Transmittal (which together, as amended, supplemented or otherwise modified from time to time, constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedure set forth in "The Offer -- Procedure for Tendering Shares" of the Offer to Purchase.

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

---------------------------------------------------

            NAME(S) OF RECORD HOLDER(S)                   ---------------------------------------------------
---------------------------------------------------                    NUMBER OF SHARES TENDERED
---------------------------------------------------       ---------------------------------------------------
              (PLEASE TYPE OR PRINT)                              CERTIFICATE NO.(S) (IF AVAILABLE):
---------------------------------------------------         Indicate account number at Book-Entry Transfer
---------------------------------------------------        Facility if Shares will be tendered by book-entry
---------------------------------------------------                            transfer.
                    ADDRESS(ES)                           ---------------------------------------------------
---------------------------------------------------                         ACCOUNT NUMBER
                     ZIP CODE                             DATED: ------------------------------------------ ,
---------------------------------------------------                              200--
             (AREA CODE) TELEPHONE NO.
x -------------------------------------------------
x -------------------------------------------------
         Signature(s) of Record Holder(s)

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc. or any other "eligible guarantor institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended), guarantees to deliver to the Depositary of the Shares tendered hereby, in proper form for transfer, or a Book-Entry Confirmation (as defined in the Offer to Purchase), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery, and any other required documents within three Nasdaq National Market trading days of the date hereof.

                                              X
------------------------------------------    ------------------------------------------
  NAME OF FIRM                                AUTHORIZED SIGNATURE

------------------------------------------    ------------------------------------------
  ADDRESS                                     NAME (PLEASE PRINT OR TYPE)

------------------------------------------    ------------------------------------------
  ZIP CODE                                    TITLE

                                              DATED:
------------------------------------------    ------------------------------------- ,
  (AREA CODE) TELEPHONE NO.                   200_

NOTE: DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY.
      SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.